VESSELS (Tables)	6 Months Ended
Jun. 30, 2024
VESSELS [Abstract]
Vessels
The vessels held and used by the Company are reviewed for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular vessel may not reflect its recoverable amount. If impairment indicators are present, the Company compares the estimate of the undiscounted cash flows expected to be generated by the assets to its carrying value when determining whether the assets are recoverable.

All figures in USD ‘000	June 30, 2024	December 31, 2023
Vessels and Drydocking Cost	1,232,383	1,232,121
Less Accumulated Depreciation and Impairment Loss on Vessels	(491,581)	(463,537)
Net Book Value Vessels	740,802	768,584